UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 31, 2008

CHINA SKY ONE MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26059	87-0430322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1706, No. 30 Di Wang Building, Gan Shui Road, Nandang District, Harbin, People’s Republic of China 150001
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:		86-451-53994073 (China)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 6, 2008, China Sky One Medical, Inc., a Nevada corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”), with respect to its:

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entry into a Securities Purchase Agreement, and certain other agreements (collectively, the “Transaction Documents”), with certain accredited investors (the “Investors”), as of January 31, 2008 (the “Closing Date”), for the purchase and sale, in one or more closings to occur on or prior to February 15, 2007, of units of securities of the Company aggregating a minimum of $25,000,000 and a maximum of $30,000,000 (collectively, the “Units”), each Unit to consist of: (i) one (1) share of the Company’s common stock, $.001 par value per share (“Common Stock”); and (ii) three-year warrants to purchase that number of shares of the Company’s Common Stock equal to thirty (30%) percent of the principal dollar amount of the Units purchased, divided by the Unit Purchase Price (rounded to the nearest whole share), (the “Class A Warrants”), for a purchase price of $10.00 per Unit; and

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sale, as of the Closing Date, of an aggregate of 2,500,000 Units to the Investors, consisting of (i) 2,500,000 shares of Common Stock, and (ii) Class A Warrants to purchase 750,000 additional shares of Common Stock, at an exercise price of $12.50 per share, for an aggregate purchase price of $25,000,000.

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) is being filed by the Company to amend and restate the Form 8-K in its entirety and to:

•	include additional disclosure relating to provisions in the Transaction Documents described in Item 8.01 below; and

•	file as an exhibit to the report certain presentation materials the Investors received in connection with the Offering.

Item 1.01. Entry into Material Definitive Agreement.

Securities Purchase Agreement

On January 31, 2008 (the “Closing Date”), China Sky One Medical, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), for the purchase and sale, in one or more closings to occur on or prior to February 15, 2007 (each, a “Closing”), of units of securities of the Company aggregating a minimum of $25,000,000 and a maximum of $30,000,000 (the “Units”), each Unit to consist of: (i) one (1) share of the Company’s common stock, $.001 par value per share (“Common Stock”); and (ii) three-year warrants to purchase that number of shares of the Company’s Common Stock equal to twenty (20%) percent of the principal dollar amount of the Units purchased, divided by the Unit Purchase Price (rounded to the nearest whole share), (the “Class A Warrants”), for a purchase price of $10.00 per Unit (the “Unit Purchase Price”) (the “Offering”).

As of the Closing Date, the Company sold an aggregate of 2,500,000 Units to the Investors, consisting of (i) 2,500,000 shares of Common Stock (the “Purchased Shares”), and (ii) Class A Warrants to purchase 750,000 additional shares of Common Stock, at an exercise price of $12.50 per share (the “Purchased Warrants”), for an aggregate purchase price of $25,000,000 (the “Offering Proceeds”) (the “Private Placement”).

The Class A Warrants have such characteristics as are further described in Item 3.02 below, which disclosure is incorporated herein by reference. A copy of the form of Class A Warrant is annexed hereto as Exhibit 4.1 and is incorporated herein by reference.

Pursuant to the Purchase Agreement, among other things:

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The lead investor in the Offering (the “Investor Agent”), was granted a right of first refusal, for a period of eighteen (18) months after the later of the Closing Date, or the effective date of the Registration Statement (defined below), to purchase up to a maximum of $15,000,000 of any securities offered by the Company in any proposed offering of Common Stock, or other securities or debt obligations, except certain Excepted Issuances (as defined in the Purchase Agreement); and

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The Company agreed that, if and whenever, within twelve (12) months of the Closing Date, it issues or sells, or is deemed to have issued or sold, any shares of Common Stock, or securities convertible into or exercisable for shares of Common Stock, or modifies any of the foregoing which may be outstanding (with the exception of certain excluded securities), to any person or entity at a price per share, or conversion or exercise price per share less than the Unit Purchase Price, then the Company shall issue, for each such occasion, additional shares of its Common Stock to the Investors in such number so that the average per share purchase price of the shares of Common Stock purchased by the Investors in the Offering shall automatically be reduced to such other lower price per share (in each case, the “Additional Shares”). In addition, the Investors will have the registration rights described in the Registration Rights Agreement with respect to such Additional Shares.

In connection with the Private Placement, the Company paid a placement agent (the “Placement Agent”) a fee of five percent (5%) of the Offering Proceeds. In addition, the Company paid the Placement Agent’s legal fees and additional out-of-pocket expenses related to the Offering.

The Company plans to use the net proceeds from the Offering primarily for: (a) acquisitions, (b) new product marketing, (c) expenses related to the Offering and the Registration Statement (defined below), and (d) general working capital purposes.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. A copy of the press release the Company issued on February 1, 2008, announcing the closing of the Private Placement, is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Registration Rights Agreement

As of the Closing Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which it agreed that within sixty (60) calendar days of the Closing Date (the “Filing Date”), the Company will file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”), on the appropriate form, covering the resale of (i) the shares of Common Stock purchased in the Offering (the “Purchased Shares”), and (ii) the Common Stock issuable upon exercise of the Class A Warrants (the “Warrant Shares”) (collectively (i) and (ii), the “Registrable Securities”). Further, the Company agreed to use its best efforts to (a) cause the Registration Statement to be declared effective within one hundred twenty (120) calendar days from the Filing Date, or, if reviewed by the Commission, within one hundred fifty (150) calendar days after the Filing Date, and (b) keep the Registration Statement continuously effective until two (2) years after the Closing Date, subject to normal and customary blackout periods.

Notwithstanding anything to the contrary stated in the Registration Rights Agreement, the Company shall be entitled to limit the Registrable Securities to the extent necessary to avoid any issues arising from the recent interpretations by the Commission of Rule 415 of the Securities Act of 1933, as amended.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Make Good Agreement and Make Good Escrow Agreement

As of the Closing Date, the Company, the Company’s majority shareholder (the “CSKI Shareholder”) and the Investor Agent (collectively, the “Make Good Parties”) entered into a Make Good Agreement (the “Make Good Agreement”), pursuant to which the CSKI Shareholder agreed to place up to 3,000,000 shares of Common Stock of the Company (the “Escrow Shares”) into escrow for the benefit of the Investors, in the event that the Company fails to attain Earnings Per Share, as adjusted (“Adjusted EPS”) of at least (i) $1.05 per share for the fiscal year ending December 31, 2007, based on fully diluted shares outstanding (an aggregate of 13,907,696 shares, including all outstanding common shares, preferred shares, any convertible security, options, and warrants) and/or (ii) $1.75 per share for the fiscal year ending December 31, 2008, based on fully diluted shares outstanding (an aggregate of 16,907,696 shares, including all outstanding common shares, preferred shares, any convertible security, options, and warrants, excluding the 900,000 warrants to be issued in this Offering), based upon annual audits conducted in conformity with United States generally accepted accounting principles.

In each case, the Investors shall have the right to receive a pro rata share of any Escrow Shares released pursuant to the terms and conditions of the Make Good Agreement and a Make Good Escrow Agreement (the “Make Good Escrow Agreement”), which the Make Good Parties entered into with the Company’s transfer agent, as escrow agent. Notwithstanding anything to the contrary set forth in the Make Good Agreement, upon any Investor’s exercise of its Put Right (defined below), such Investor’s right to receive a pro rata share of the Escrow Shares shall automatically and permanently terminate.

The foregoing descriptions of the Make Good Agreement and Make Good Escrow Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Make Good Agreement and Make Good Escrow Agreement, which are filed as Exhibits 10.3 and 10.4 hereto, respectively, and incorporated herein by reference.

Put Agreement

As of the Closing Date, the Company entered into a Put Agreement (the “Put Agreement”) with the Investors, pursuant to which each Investor shall have the right to cause the Company to repurchase all, but not less than all of its Purchased Shares (the “Put Right”), for a price of $10.00 per share (the “Repurchase Price”), in the event that:

•	the Adjusted EPS of the Company for the fiscal year ending December 31, 2007 is less than $0.80 per share, as set forth in the Company’s audited financial statements; or

•	the Company’s accounts receivable exceeds $12,000,000 at the end of fiscal 2007, as set forth in the Company’s audited financial statements.

Upon the Company’s receipt of a notice of exercise from any Investor, (i) such Investor’s right to receive a pro rata shares of the Escrow Shares shall automatically and permanently terminate, subject only to the satisfaction of the Company’s obligations under the Put Agreement; and (ii) such Investor’s right to exercise the Purchased Warrants shall be suspended pending the satisfaction of the Company’s obligation to pay the Repurchase Price in full, and any interest accrued thereon, to the applicable Investor.

After exercise of the Put Right, and upon delivery by the Company to the Investor of the applicable Repurchase Price, such Investor shall no longer be deemed to be the owner of the Purchased Shares or Purchased Warrants. The Purchased Shares shall be placed in the Company’s treasury and the Purchased Warrants shall be cancelled on the books of the Company.

The foregoing description of the Put Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Put Agreement, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Lock-up Agreement

As of the Closing Date, the Company entered into a Lock-up Agreement (the “Lock-up Agreement”) with two of its stockholders, whom are also members of the Company’s management (the “Principal Stockholders”), pursuant to which the Principal Stockholders agreed not to sell, assign, transfer, pledge, hypothecate, or otherwise dispose of any of their aggregate of 6,063,502 shares of Common Stock of the Company (the “Lock-up Shares”) until twelve (12) months from the effective date of the Registration Statement (the “Lock-Up Period”). Anything to the contrary notwithstanding, the Principal Stockholders shall be entitled to sell, in the aggregate, 136,000 of the Lock-up Shares pursuant to Rule 144 under the Securities Act of 1933, as amended (“Rule 144”).

If any of the Escrow Shares are released to the Investors pursuant to the terms and conditions of the Make Good Agreement and Make Good Escrow Agreement (“Released Shares”), the Lock-Up Period shall be deemed to have automatically and permanently terminated with respect to such Released Shares.

The foregoing description of the Lock-up Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Put Agreement, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As of the Closing Date of the Private Placement (defined in Item 1.01 above), the Company sold to certain accredited investors an aggregate of 2,500,000 Units of securities of the Company, consisting of (i) 2,500,000 shares of Common Stock, and (ii) three-year warrants to purchase 750,000 additional shares of Common Stock, at an exercise price of $12.50 per share (the “Exercise Price”) (the “Class A Warrants”), for an aggregate purchase price of $25,000,000.

The Class A Warrants represent the right to purchase an aggregate of 750,000 shares of Common Stock of the Company, at an exercise price of $12.50 per share, and have the following additional characteristics:

•	The Class A Warrants shall be exercisable beginning on the six-month anniversary of the Closing Date and will expire three years thereafter (the “Expiration Date”).

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Commencing on one-year anniversary of the Closing Date, in the event the Warrant Shares may not be freely sold by the holders of the Class A Warrants (the “Warrantholders”) due to the Company’s failure to satisfy its registration requirements, and an exemption for such sale is not otherwise available to the Warrantholders under Rule 144, the Class A Warrants will be exercisable on a cashless basis.

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The Exercise Price and number of Warrant Shares will be subject to adjustment for standard dilutive events, including the issuance of Common Stock, or securities convertible into or exercisable for shares of Common Stock, at a price per share, or conversion or exercise price per share less than the Exercise Price.

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At anytime following the date a Registration Statement covering the Warrant Shares is declared effective, the Company will have the ability to call the Class A Warrants at a price of $0.01 per Class A Warrant, upon thirty (30) days prior written notice to the holders of the Class A Warrants, provided (i) the closing price of the Common Stock exceeded $18.75 for each of the ten (10) consecutive trading days immediately preceding the date that the call notice is given by the Company, and (ii) the Company has attained an Adjusted EPS of at least $1.75 per share for the fiscal year ending December 31, 2008, as set forth in the audited financial statements of the Company.

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If, among other things, the Company fails to cause a Registration Statement covering the Warrant Shares to be declared effective prior to the applicable dates set forth in the Registration Rights Agreement (the “Effectiveness Deadlines”), the Expiration Date of the Class A Warrants shall be extended one day for each day beyond the Effectiveness Deadlines.

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If a Warrantholder exercises its Put Right under the Put Agreement (defined in Item 1.01 above), such Warrantholder’s right to exercise the Class A Warrants shall be suspended, pending the satisfaction of the Company’s obligations to pay the Warrantholder the applicable Repurchase Price. Upon receipt of the Repurchase Price in full by the Warrantholder, the Warrantholder’s right to exercise the Class A Warrants shall automatically and permanently terminate and expire, and the Class A Warrants shall be immediately cancelled on the books of the Company.

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The Warrantholder shall not be entitled to exercise a number of Class A Warrants in excess of the number of Class A Warrants upon exercise of which would result in beneficial ownership by the Warrantholder and its affiliates of more than 9.9% of the outstanding shares of Common Stock of the Company. This limitation on exercise may be waived by written agreement between the Warrantholder and the Company; provided, however, such waiver may not be effective less than sixty-one (61) days from the date thereof.

The Company believes that this transaction is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2), or Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

Item 7.01. Regulation FD Disclosure.

In connection with the Offering (defined in Item 1.01 above), potential investors were provided with certain presentation materials. The Company is including a copy of the presentation materials with this Form 8-K/A in order to avoid the selective disclosure of any material nonpublic information. The Company’s presentation materials are attached hereto as Exhibit 99.2, and incorporated herein by reference.

The information contained in this Form 8-K/A and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K/A shall not be deemed an admission as to the materiality of any information in this report on Form 8-K/A that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

Pursuant to the terms of the Make Good Agreement (as described in Item 1.01 above), if the Offering did not close on or before January 7, 2008 (the “Closing Deadline”), the Adjusted EPS would be decreased in an amount equal to 2% for each 7-day period, or pro rata for any portion thereof, following the Closing Deadline, until such time as the Offering was consummated. The sole closing of the Offering took place on January 31, 2008. As a result, the Earnings Per Share performance threshold for fiscal 2008 has been decreased from $1.75 to $1.63.

For a description of the terms of the Make Good Agreement, see the description thereof in Item 1.01 above, which disclosure is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Form of Class A Warrant*

10.1	Form of Securities Purchase Agreement*

10.2	Form of Registration Rights Agreement*

10.3	Form of Make Good Agreement*

10.4	Form of Make Good Escrow Agreement*

10.5	Form of Put Agreement*

10.6	Form of Lock-up Agreement*

99.1	Press Release*

99.2	Presentation Materials**

* Previously filed with Form 8-K
** Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SKY ONE MEDICAL, INC.
(Registrant)

Date: February 21, 2008	By:	/s/ Liu Yan Qing
Liu Yan Qing
Chairman, Chief Executive Officer and President